UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2014

Date of reporting period:	February 28, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

February 28, 2014 (unaudited)

Principal Amount (000s)		Value*

MORTGAGE-BACKED SECURITIES - 40.6%
	American Home Mortgage Assets Trust, CMO,
$595	0.386%, 9/25/46 (g)	$44,068
7,310	6.25%, 6/25/37	4,808,550
	Banc of America Alternative Loan Trust, CMO,
13,356	5.50%, 7/25/33	14,011,904
463	6.00%, 1/25/36	373,886
7,280	6.00%, 4/25/36	6,403,313
	Banc of America Funding Trust, CMO,
873	5.50%, 1/25/36	912,275
9,838	6.00%, 3/25/37	8,416,736
1,280	6.00%, 7/25/37	985,394
13,660	6.00%, 8/25/37	12,111,524
	BCAP LLC Trust, CMO (a)(c)(g),
1,826	4.715%, 7/26/37	117,437
4,779	5.157%, 3/26/37	1,161,982
8,635	7.462%, 12/26/36	7,788,638
	Bear Stearns ALT-A Trust, CMO (g),
8,942	2.553%, 8/25/46	6,375,246
1,210	2.594%, 11/25/36	854,949
3,042	2.747%, 9/25/35	2,510,044
842	2.791%, 11/25/34	717,605
2,890	2.891%, 8/25/36	2,138,125
4,109	4.984%, 9/25/35	3,412,477
5,078	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	4,193,096
	Chase Mortgage Finance Trust, CMO,
45	2.529%, 12/25/35 (g)	42,032
4,167	6.00%, 2/25/37	3,666,615
920	6.00%, 3/25/37	835,303
3,472	6.00%, 7/25/37	3,189,390
5,566	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	5,824,011
	Citigroup Mortgage Loan Trust, Inc., CMO (g),
9,493	5.482%, 4/25/37	8,410,323
2,835	5.528%, 3/25/37	2,715,294
	CitiMortgage Alternative Loan Trust, CMO,
3,895	5.75%, 4/25/37	3,390,932
16,401	5.75%, 5/25/37	14,053,587
3,898	6.00%, 1/25/37	3,259,040
9,192	6.00%, 6/25/37	7,850,411
	Countrywide Alternative Loan Trust, CMO,
7,949	4.763%, 6/25/47 (g)	6,636,925
45,242	5.095%, 4/25/37, IO (g)	5,718,990
49	5.25%, 5/25/21	48,182
1,295	5.50%, 3/25/35	1,169,308
11,148	5.50%, 9/25/35	10,250,756
377	5.50%, 3/25/36	307,347
1,577	5.75%, 1/25/35	1,530,269
1,794	5.75%, 2/25/35	1,731,526
1,449	6.00%, 2/25/35	1,521,266
3,585	6.00%, 4/25/36	3,033,779
3,924	6.00%, 5/25/36	3,138,526
4,212	6.00%, 1/25/37	3,763,130
5,777	6.00%, 2/25/37	4,609,760
13,584	6.00%, 4/25/37	11,081,773
5,223	6.00%, 5/25/37	4,186,193
18,185	6.00%, 8/25/37 (g)	15,163,947
3,981	6.00%, 8/25/37	2,756,096
5,294	6.25%, 10/25/36	4,750,630
6,285	6.25%, 12/25/36 (g)	5,245,912
1,656	6.50%, 8/25/36	1,172,865
927	6.50%, 9/25/36	771,998
2,916	6.50%, 12/25/36	2,342,470
4,237	21.063%, 2/25/36 (b)(g)	5,354,047
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
4,329	5.50%, 10/25/35	4,280,924
1,816	5.50%, 7/25/37	1,625,078
995	5.75%, 12/25/35	932,024
6,454	5.75%, 3/25/37	5,873,914
2,579	5.75%, 6/25/37	2,384,769
1,427	6.00%, 4/25/36	1,371,964
364	6.00%, 5/25/36	332,727
2,122	6.00%, 2/25/37	1,994,029
5,567	6.00%, 3/25/37	5,123,503
620	6.00%, 4/25/37	573,007

$2,494	6.25%, 9/25/36	$2,220,726
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
4,037	5.75%, 4/25/36	3,547,578
3,923	6.00%, 2/25/37	3,434,945
4,784	6.00%, 6/25/37	4,380,187
1,900	6.50%, 10/25/21	1,590,900
4,910	6.75%, 8/25/36	3,841,361
2,802	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,290,306
5,098	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	4,559,372
	GSR Mortgage Loan Trust, CMO,
6,340	2.628%, 3/25/37 (g)	5,160,928
4,800	5.01%, 11/25/35 (g)	4,504,313
1,123	5.027%, 11/25/35 (g)	1,118,118
806	5.50%, 5/25/36	763,732
867	6.00%, 7/25/37	796,651
8,330	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	5,913,436
6,413	IndyMac INDX Mortgage Loan Trust, 4.646%, 8/25/35, CMO (g)	5,405,219
4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36, CMO	3,614,918
	JPMorgan Mortgage Trust, CMO,
2,936	2.566%, 1/25/37 (g)	2,556,398
5,641	2.614%, 2/25/36 (g)	4,984,810
5,137	5.00%, 3/25/37	4,753,931
145	5.065%, 10/25/35 (g)	149,840
2,435	5.087%, 6/25/36 (g)	2,216,813
335	5.75%, 1/25/36	314,845
1,022	6.00%, 8/25/37	916,974
	Lehman Mortgage Trust, CMO,
2,853	5.50%, 11/25/35	2,724,195
3,174	6.00%, 7/25/36	2,533,267
798	6.00%, 7/25/37	728,507
805	28.57%, 11/25/35 (b)(g)	1,157,036
6,147	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	4,456,893
6,045	Merrill Lynch Mortgage Investors Trust, 2.777%, 3/25/36, CMO (g)	4,273,184
9,437	Morgan Stanley Mortgage Loan Trust, 4.955%, 5/25/36, CMO (g)	7,377,517
19,775	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36, CMO	14,082,167
	RBSSP Resecuritization Trust, CMO (a)(c)(g),
3,609	0.385%, 10/27/36	224,193
8,000	0.405%, 8/27/37	436,624
	Residential Accredit Loans, Inc., CMO,
351	0.336%, 6/25/46 (g)	159,615
1,177	0.386%, 5/25/37 (g)	180,012
4,166	6.00%, 6/25/36	3,402,407
7,861	6.00%, 8/25/36	6,238,211
6,086	6.00%, 9/25/36	4,436,020
3,424	6.00%, 12/25/36	2,729,268
5,758	6.00%, 3/25/37	4,701,030
4,943	6.00%, 5/25/37	4,012,724
	Residential Asset Securitization Trust, CMO,
846	5.75%, 2/25/36	728,344
2,287	6.00%, 2/25/36	1,885,607
1,595	6.00%, 9/25/36	1,044,582
3,623	6.00%, 2/25/37	3,057,436
4,977	6.00%, 3/25/37	3,886,498
6,774	6.00%, 5/25/37	6,165,633
7,375	6.25%, 9/25/37	5,903,795
	Residential Funding Mortgage Securities I, CMO,
6,213	3.409%, 2/25/37 (g)	4,950,555
6,315	6.00%, 1/25/37	5,878,987
3,975	6.25%, 8/25/36	3,604,379
	Structured Adjustable Rate Mortgage Loan Trust, CMO (g),
10,000	2.47%, 11/25/36	8,023,939
2,516	4.92%, 3/25/37	1,902,816
9,310	5.039%, 5/25/36	7,924,216
13,516	5.054%, 1/25/36	10,587,055
6,405	5.196%, 7/25/35	5,646,942
3,052	5.321%, 7/25/36	2,798,009
314	Structured Asset Mortgage Investments, Inc., 0.276%, 8/25/36, CMO (g)	234,836
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (g),
1,509	2.677%, 2/25/37	1,289,715
1,844	3.545%, 4/25/37	1,548,427
13,221	6.004%, 2/25/37	11,332,576
	Thornburg Mortgage Securities Trust, CMO (g),
2,431	5.75%, 6/25/47	2,294,625
3,013	5.80%, 3/25/37	2,806,458
	WaMu Mortgage Pass-Through Certificates, CMO (g),
953	2.077%, 12/25/36	828,504
4,462	2.189%, 6/25/37	3,801,315
1,677	2.262%, 7/25/37	1,419,907
1,110	2.359%, 9/25/36	994,964
2,823	4.711%, 2/25/37	2,643,342
4,542	4.751%, 7/25/37	4,224,866

$3,653	6.10%, 10/25/36	$3,082,550
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
1,538	0.975%, 5/25/47 (g)	177,156
3,409	6.00%, 10/25/35	2,618,937
5,333	6.00%, 3/25/36	4,726,553
	Wells Fargo Alternative Loan Trust, CMO,
3,131	6.00%, 7/25/37	2,993,378
16,245	6.25%, 11/25/37	15,135,404
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
847	2.616%, 4/25/36 (g)	817,482
6,663	2.616%, 8/25/36 (g)	6,383,995
1,952	2.625%, 4/25/36 (g)	1,869,456
8,716	5.50%, 1/25/36	8,499,386
1,982	6.00%, 7/25/37	1,922,314
14,863	6.00%, 8/25/37	14,518,031
22,453	WF-RBS Commercial Mortgage Trust, 2.021%, 11/15/44, CMO, IO (a)(c)(g)	2,254,354
Total Mortgage-Backed Securities (cost-$525,934,796)		556,648,316

CORPORATE BONDS & NOTES - 23.7%
Airlines - 0.9%
	Continental Airlines Pass-Through Trust,
2,369	6.703%, 12/15/22	2,605,470
698	7.373%, 6/15/17	743,844
	United Air Lines Pass-Through Trust,
2,348	7.336%, 1/2/21 (a)(b)(c)(e) (acquisition cost - $2,348,273; purchased 6/19/07)	2,524,394
6,059	10.40%, 5/1/18	6,837,946
		12,711,654

Auto Manufacturers - 4.1%
48,331	Ford Motor Co., 7.70%, 5/15/97	55,673,977

Banking - 7.3%
£15,800	Barclays Bank PLC, 14.00%, 6/15/19 (d)	35,784,318
5,000	LBG Capital No. 1 PLC, 11.04%, 3/19/20	9,398,368
	LBG Capital No. 2 PLC,
400	9.125%, 7/15/20	724,732
400	12.75%, 8/10/20	771,968
650	14.50%, 1/30/22	1,327,919
€7,800	15.00%, 12/21/19	16,468,736
£2,000	15.00%, 12/21/19	4,840,812
$5,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(c)(d)	6,887,500
25,000	Wachovia Capital Trust III, 5.57%, 3/31/14 (d)	24,312,500
		100,516,853

Commercial Services - 0.7%
10,000	Baylor College of Medicine, 5.259%, 11/15/46	9,624,577

Diversified Financial Services - 7.9%
13,400	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(e) (acquisition cost - $13,266,000; purchased 11/18/13)	13,542,978
2,300	Ford Motor Credit Co. LLC, 3.875%, 1/15/15	2,364,108
12,825	Fort Gordon Housing LLC, 6.124%, 5/15/51 (AMBAC) (a)(b)(c)(e) (acquisition cost - $12,953,250; purchased 11/12/13)	13,519,987
37,300	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	41,403,000
10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a)(b)(c)(e) (acquisition cost - $7,700,000; purchased 2/18/10)	9,825,000
9,652	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(e) (acquisition cost - $9,537,198; purchased 9/23/13)	9,548,780
5,000	SLM Corp., 8.45%, 6/15/18	5,937,500
10,600	Western Group Housing L.P., 6.75%, 3/15/57 (a)(b)(c)(e) (acquisition cost - $11,596,188; purchased 11/22/13)	11,968,354
		108,109,707

Electric Utilities - 0.4%
4,703	Bruce Mansfield Unit, 6.85%, 6/1/34	5,055,254

Home Builders - 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a)(b)(c)(e) (acquisition cost - $1,710,198; purchased 9/25/12)	1,623,870

Pipelines - 0.3%
3,615	Enterprise Products Operating LLC, 5.60%, 10/15/14	3,726,736

Telecommunications - 2.0%
11,700	CenturyLink, Inc., 7.60%, 9/15/39	11,115,000
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,699,031
		27,814,031
Total Corporate Bonds & Notes (cost-$301,732,036)		324,856,659

MUNICIPAL BONDS - 14.1%

California - 6.8%
$22,900	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	$26,310,726
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,812,230
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,622,451
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	22,707,999
3,700	State Univ. Rev., 6.484%, 11/1/41	4,350,793
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	29,150,085
		92,954,284

Florida - 0.1%
2,080	Palm Beach Cnty. Rev., Convention Center Hotel, 5.00%, 11/1/33	2,097,306

Illinois - 1.9%
23,700	Chicago, GO, 7.517%, 1/1/40	26,272,398

New Jersey - 0.1%
900	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	688,446

New York - 2.3%
6,300	Metropolitan Transportation Auth. Rev., 7.134%, 11/15/30	7,144,326
1,645	New York City Water & Sewer System Rev., 4.75%, 6/15/38, Ser. D	1,668,293
25,000	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	23,129,250
		31,941,869

Ohio - 2.1%
19,500	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	27,922,440
1,240	Bowling Green State Univ. Rev., 6.73%, 6/1/39	1,353,633
		29,276,073

Pennsylvania - 0.3%
3,400	Philadelphia Auth. for Industrial Dev. Rev., 6.35%, 4/15/28, Ser. A (AGM)	3,713,956

Texas - 0.5%
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	6,591,071
Total Municipal Bonds (cost-$180,146,375)		193,535,403

Shares

PREFERRED STOCK - 6.3%
Banking - 0.7%
10,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(c)(d)(e)(f) (acquisition cost - $990,000; purchased 11/27/13)	1,007,500
323,868	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (f)	8,793,016
		9,800,516

Diversified Financial Services - 3.7%
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (f)	15,675,000
	Farm Credit Bank,
180,000	6.75%, 9/15/23 (a)(b)(c)(d)(e)(f) (acquisition cost - $18,000,000; purchased 7/16/13)	18,129,384
13,900	10.00%, 12/15/20, Ser. 1 (d)	16,671,313
		50,475,697

Telecommunications - 1.9%
1,050,000	Qwest Corp., 7.375%, 6/1/16	26,670,000
Total Preferred Stock (cost-$84,310,564)		86,946,213

Principal Amount (000s)

ASSET-BACKED SECURITIES - 5.1%
$133	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.506%, 3/25/33 (g)	115,855
7,650	Countrywide Asset-Backed Certificates, 5.376%, 10/25/46 (g)	6,279,586
382	Credit-Based Asset Servicing and Securitization LLC, 4.398%, 12/25/35	366,541
	Greenpoint Manufactured Housing (g),
3,802	8.14%, 3/20/30	3,913,198
8,300	8.30%, 10/15/26	9,044,676
5,863	8.45%, 6/20/31	5,711,019
3,805	GSAA Home Equity Trust, 6.295%, 6/25/36	2,243,976
	GSAA Trust,
2,125	5.80%, 3/25/37	1,249,777

$9,701	5.983%, 3/25/37	$6,138,650
4,329	IndyMac Residential Asset-Backed Trust, 0.316%, 7/25/37 (g)	2,720,307
	JPMorgan Mortgage Acquisition Trust,
10,400	5.776%, 11/25/36	10,361,343
183	5.83%, 7/25/36	113,287
7,207	Lehman XS Trust, 5.895%, 6/24/46	5,738,839
1,871	Mid-State Trust IV, 8.33%, 4/1/30	1,931,173
3,037	Mid-State Trust VII, 6.34%, 10/15/36	3,216,548
2,136	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (g)	1,638,240
	Renaissance Home Equity Loan Trust,
12,130	5.612%, 4/25/37	6,498,004
3,961	7.238%, 9/25/37	2,418,373
Total Asset-Backed Securities (cost-$67,092,282)		69,699,392

U.S. GOVERNMENT AGENCY SECURITIES - 2.7%
	Fannie Mae, CMO, IO,
8,626	3.50%, 12/25/32 - 1/25/43	1,516,447
8,255	4.00%, 12/25/42	1,652,957
2,928	5.945%, 7/25/40 (g)	585,711
14,855	6.095%, 8/25/41 (g)	2,960,774
6,389	6.445%, 4/25/41 (g)	1,242,253
	Freddie Mac, CMO,
32,976	3.00%, 5/15/27, IO	3,830,534
14,863	3.50%, 12/15/32, IO	2,110,095
8,938	5.846%, 8/15/42, IO (g)	1,914,200
8,695	6.046%, 5/15/39, IO (g)	1,676,389
5,498	6.946%, 2/15/34, IO (g)	994,869
1,489	6.986%, 8/15/36, IO (g)	243,638
12,426	11.311%, 9/15/43 (b)(g)	12,528,693
	Ginnie Mae, CMO, IO,
639	3.00%, 12/20/42	155,189
9,267	3.50%, 9/16/41 - 3/20/43	1,514,897
3,791	4.00%, 5/16/42	632,322
20,153	5.846%, 2/16/40 (g)	3,184,894
Total U.S. Government Agency Securities (cost-$36,431,049)		36,743,862

Repurchase Agreements - 7.5%
9,700	Banc of America Securities LLC, dated 2/28/14, 0.06%, due 3/3/14, proceeds $9,700,049; collateralized by U.S. Treasury Notes, 1.50%, due 2/28/19, valued at $9,902,144 including accrued interest	9,700,000
18,600	Morgan Stanley & Co., Inc., dated 2/28/14, 0.06%, due 3/3/14, proceeds $18,600,093; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $18,990,520 including accrued interest	18,600,000
71,000	National Bank of Canada, dated 2/28/14, 0.07%, due 3/3/14, proceeds $71,000,414; collateralized by U.S. Treasury Bills, 0.00%, due 8/28/14, valued at $49,982,400 and U.S. Treasury Notes, 1.25%, due 11/30/18, valued at $22,547,564 including accrued interest	71,000,000
3,141	State Street Bank and Trust Co., dated 2/28/14, 0.00%, due 3/3/14, proceeds $3,141,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $3,207,167 including accrued interest	3,141,000
Total Repurchase Agreements (cost-$102,441,000)		102,441,000

Total Investments (cost-$1,298,088,102) (h)-100.0%		$1,370,870,845

Notes to Schedule of Investments:

*                 Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)         Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $100,560,975, representing 7.3% of total investments.

(b)         Illiquid.

(c)          144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e)          Restricted. The aggregate acquisition cost of such securities is $78,101,107. The aggregate value is $81,690,247, representing 6.0% of total investments.

(f)           Dividend rate is fixed until the first call date and variable thereafter.

(g)          Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on February 28, 2014.

(h)         At February 28, 2014, the cost basis of $1,298,088,102 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $78,130,638; gross unrealized depreciation was $5,347,895; and net unrealized appreciation was $72,782,743. The difference between book and tax cost was attributable to wash sale loss deferrals.

(i)                             Credit default swap agreements outstanding at February 28, 2014:

Centrally cleared sell protection swap agreements(1):

Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Unrealized Appreciation
Citigroup (ICE):
Dow Jones CDX.HY-21 5-Year Index	$25,000	1.08%	12/20/18	5.00%	$2,265,197	$1,115,197
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-21 5-Year Index	50,000	1.08%	12/20/18	5.00%	4,530,395	2,371,370
Dow Jones CDX.IG-21 5-Year Index	118,000	1.02%	12/20/18	1.00%	2,241,738	1,047,875
Goldman Sachs (ICE):
Dow Jones CDX.HY-21 5-Year Index	50,000	1.08%	12/20/18	5.00%	4,530,394	2,217,894
					$13,567,724	$6,752,336

(1)         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)         Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at February 28, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)            Interest rate swap agreements outstanding at February 28, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Unrealized Appreciation
Bank of America	$467,700	4/30/19	3-Month USD-LIBOR	1.90%	$3,158,654	$634,680	$2,523,974
Deutsche Bank	467,700	4/30/19	3-Month USD-LIBOR	1.90%	3,158,654	587,910	2,570,744
JPMorgan Chase	999,200	4/30/19	3-Month USD-LIBOR	1.90%	6,748,186	1,350,691	5,397,495
Morgan Stanley	1,000,000	3/19/19	3-Month USD-LIBOR	1.75%	7,252,738	(4,437,651)	11,690,389
					$20,318,232	$(1,864,370)	$22,182,602

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Deutsche Bank (CME)	$120,200	6/18/44	3.50%	3-Month USD-LIBOR	$2,967,542	$(2,122,458)
Goldman Sachs (CME)	100,000	6/19/20	3-Month USD-LIBOR	2.00%	241,880	655,398
Goldman Sachs (CME)	315,000	3/19/24	3.00%	3-Month USD-LIBOR	(6,210,471)	(7,306,671)
Goldman Sachs (CME)	69,000	3/19/24	3.00%	3-Month USD-LIBOR	(1,360,389)	(1,110,389)
Morgan Stanley (CME)	385,000	6/18/43	3.75%	3-Month USD-LIBOR	(9,388,956)	(10,987,302)
Morgan Stanley (CME)	385,000	6/19/44	3-Month USD-LIBOR	3.50%	(3,202,292)	9,357,416
					$(16,952,686)	$(11,514,006)

(k)                         Forward foreign currency contracts outstanding at February 28, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value February 28, 2014	Unrealized Appreciation (Depreciation)
Purchased:
234,150 Brazilian Real settling 3/6/14	Bank of America	$100,000	$99,861	$(139)
2,244,237 Brazilian Real settling 3/6/14	Barclays Bank	961,789	957,133	(4,656)
893,968 Brazilian Real settling 3/6/14	Credit Suisse First Boston	383,118	381,264	(1,854)
241,741 Brazilian Real settling 3/6/14	Credit Suisse First Boston	103,000	103,099	99
1,135,709 Brazilian Real settling 4/2/14	Credit Suisse First Boston	481,824	480,841	(983)
234,650 Brazilian Real settling 3/6/14	Goldman Sachs	100,000	100,075	75
185,018 Brazilian Real settling 3/6/14	Goldman Sachs	79,000	78,907	(93)
2,484,387 Brazilian Real settling 3/6/14	UBS	1,028,138	1,059,553	31,415
32,765,000 British Pound settling 3/4/14	Barclays Bank	54,429,218	54,866,664	437,446
11,506,000 Euro settling 3/4/14	Bank of America	15,792,020	15,881,736	89,716
Sold:
234,150 Brazilian Real settling 3/6/14	Bank of America	100,347	99,861	486
2,244,237 Brazilian Real settling 3/6/14	Barclays Bank	937,756	957,133	(19,377)
1,135,709 Brazilian Real settling 3/6/14	Credit Suisse First Boston	485,346	484,363	983
419,668 Brazilian Real settling 3/6/14	Goldman Sachs	179,853	178,982	871
2,484,387 Brazilian Real settling 3/6/14	UBS	1,064,707	1,059,553	5,154
2,244,237 Brazilian Real settling 4/2/14	UBS	921,393	950,175	(28,782)
32,765,000 British Pound settling 3/4/14	Bank of America	54,324,370	54,866,664	(542,294)
32,765,000 British Pound settling 4/2/14	Barclays Bank	54,417,521	54,854,710	(437,189)
11,506,000 Euro settling 4/2/14	Bank of America	15,791,985	15,881,413	(89,428)
11,506,000 Euro settling 3/4/14	Credit Suisse First Boston	15,716,794	15,881,736	(164,942)
				$(723,492)

(l)             At February 28, 2014, the Fund held $32,496,000 in cash as collateral and pledged cash collateral of $25,154,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended February 28, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at February 28, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 2/28/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$556,648,316	$—	$556,648,316
Corporate Bonds & Notes:
Airlines	—	—	12,711,654	12,711,654
Diversified Financial Services	—	98,560,927	9,548,780	108,109,707
All Other	—	204,035,298	—	204,035,298
Municipal Bonds	—	193,535,403	—	193,535,403
Preferred Stock:
Banking	8,793,016	1,007,500	—	9,800,516
Diversified Financial Services	15,675,000	34,800,697	—	50,475,697
All Other	26,670,000	—	—	26,670,000
Asset-Backed Securities	—	69,699,392	—	69,699,392
U.S. Government Agency Securities	—	36,743,862	—	36,743,862
Repurchase Agreements	—	102,441,000	—	102,441,000
	51,138,016	1,297,472,395	22,260,434	1,370,870,845
Other Financial Instruments* - Assets
Credit Contracts	—	6,752,336	—	6,752,336
Foreign Exchange Contracts	—	566,245	—	566,245
Interest Rate Contracts	—	32,195,416	—	32,195,416
	—	39,513,997	—	39,513,997
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(1,289,737)	—	(1,289,737)
Interest Rate Contracts	—	(21,526,820)	—	(21,526,820)
	—	(22,816,557)	—	(22,816,557)
Totals	$51,138,016	$1,314,169,835	$22,260,434	$1,387,568,285

At February 28, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended February 28, 2014, was as follows:

	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/14
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$12,695,458	$—	$(70,415)	$(13,482)	$1,745	$98,348	$—	$—	$12,711,654
Diversified Financial Services	9,620,063	—	(45,587)	1,055	537	(27,288)	—	—	9,548,780
Electric Utilities	73,477	—	(1,634,848)†	82,171	—	1,479,200	—	—	—
Totals	$22,388,998	$—	$(1,750,850)	$69,744	$2,282	$1,550,260	$—	$—	$22,260,434

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2014:

	Ending Balance at 2/28/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$22,260,434	Third-Party Pricing	Single Broker Quote	$44.00-$112.85

† Reduction of cost due to corporate action.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2014 was $82,129.

Glossary:

AGM - insured by Assured Guaranty Municipal Corp.

AMBAC - insured by American Municipal Bond Assurance Corp.

£ - British Pound

CDX.HY - Credit Derivatives Index High Yield

CDX.IG - Credit Derivatives Index Investment Grade

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

GO - General Obligation Bond

ICE - Intercontinental Exchange

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Opportunity Fund

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 16, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 16, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 16, 2014